SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2001

LCC INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

7925 Jones Branch Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 873-2000

Not applicable

(Former name or former address, if changed since last report)

Item 5   Other Events.

               On November 5, 2001, LCC International, Inc. issued a press release announcing its revenues and operating results for the third quarter of 2001. Attached as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the November 5, 2001 press release.

Item 7   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.	Press Release, dated November 5, 2001, regarding LCC International, Inc.’s third quarter 2001 revenues and operating results.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC INTERNATIONAL, INC.

Date: November 7, 2001	By:	/s/ Peter A. Deliso Peter A. Deliso Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Page

99.	Press Release, dated November 5, 2001.	1

4